CONTRATO DE PRENDA Y DEPOSITO              PLEDGE AND DEPOSIT AGREEMENT

CONTRATO DE PRENDA Y DEPOSITO (en lo PLEDGE AND DEPOSIT AGREEMENT sucesivo denominado como el (hereinafter referred to as the
"CONTRATO") celebrado el 12 de abril "AGREEMENT") entered into on April 12, de 1999 por una parte por la sociedad 1999 on one part by WORLD WIDE STONE
WORLD WIDE STONE CORPORATION, (en lo CORPORATION (hereinafter referred to sucesivo denominada como el "DEUDOR as the "PLEDGOR"), represented herein PRENDARIO"), representada en este acto by Mr. Spencer W. Cunningham, in his por el senor Spencer W. Cunningham en capacity as Executive Vice-president; su caracter de Vicepresidente on a second part by FIRST CAPITAL Ejecutivo; por una segunda parte por GROUP, INC. (hereinafter referred to FIRST CAPITAL GROUP, INC., as "PLEDGEE"), represented herein by representada en este acto por el senor Mr. Gary Milhollon, in his capacity as Gary Milhollon, en su caracter de President; and on a third part by Presidente (en lo sucesivo referida SOCIEDAD PIEDRA SIERRA, S.A. DE C.V., como el "ACREEDOR PRENDARIO"), y por represented herein by Mr. Jaime una tercera parte por SOCIEDAD PIEDRA Muguiro Munoz, in his capacity as SIERRA, S.A. DE C.V., representada en Chairman of the Board of Directors and este acto por el Sr. Jaime Muguiro MR. JAIME MUGUIRO MUNOZ, acting in his Munoz en su caracter de Presidente del personal capacity, (hereinafter
Consejo  de  Administracion  y por  el    jointly       referred      to      as
senor JAIME MUGUIRO MUNOZ, actuando en "DEPOSITARIES"), pursuant to the lo personal (en lo sucesivo following representations and clauses:
denominados   conjuntamente  como  los
"DEPOSITARIOS");  y de conformidad con                REPRESENTATIONS
las   siguientes    declaraciones    y
clausulas:                                I.  PLEDGOR  represents  and  warrants
                                          that:
             DECLARACIONES
                                          a)   It   is   a   corporation    duly
I.  El  DEUDOR  PRENDARIO   declara  y    incorporated  and  existing  under the
garantiza que:                            laws of the  State of  Nevada,  United
                                          States of America.
a)   Es   una   sociedad   debidamente
constituida  en  los  terminos  de las    b) It holds title to the machinery and
leyes del  Estado de  Nevada,  Estados    equipment  (hereinafter referred to as
Unidos de America.                        the "PLEDGED GOODS")  described in the
                                          documents  attached  hereto as EXHIBIT
b) Es propietario de la maquinaria y "A", which signed by the parties are equipo (en adelante referidos como los hereby incorporated by reference. The "BIENES PIGNORADOS") que se describe Pledged Goods will be located in the en el documento que se adjunta al premises of the DEPOSITARIES, located presente como ANEXO "A", los cuales at Calle Anex #2, Cdd. Industrial, debidamente firmados en copia simple 34220, in Ciudad Durango, State of
por las partes se adjuntan al presente    Durango,   Mexico   (hereinafter   the
y se  tienen  por  reproducidas  en el    "PREMISES").    The   title   to   the
mismo. Los Bienes Pignorados se machinery and equipment is evidenced ubicaran en las instalaciones de los through the invoices attached hereto
DEPOSITARIOS,  ubicadas  en Calle Anex    as  EXHIBIT   "B".
#2,  Cdd.  Industrial,  34220,  Ciudad
Durango,  Estado  de  Durango  (en  lo    c) On  even  date herewith, it entered
sucesivo  las   "INSTALACIONES").   La    as  Borrower,  with  PLEDGEE acting as
propiedad de la maquinaria y el equipo    lender; and Sociedad Piedra
se demuestran a traves de las facturas
que se adjuntan al presente como ANEXO
"B".

c) Con esta misma fecha,  celebro como    Sierra,   S.A.   de  C.V.   acting  as
acreditado junto con el ACREEDOR guarantor, a loan agreement by and PRENDARIO como acreditante, y la between PLEDGEE and PLEDGOR, whereby sociedad Piedra Sierra, S.A. de C.V. PLEDGEE granted to PLEDGOR a loan for como garante, un contrato de credito up to the amount of US$1,080,000.00 entre el ACREEDOR PRENDARIO y el (ONE MILLION EIGHTY THOUSAND DOLLARS DEUDOR PRENDARIO mediante el cual el 00/100) lawful currency of the United
DEUDOR  PRENDARIO  otorgo a favor  del    States  of  America,   plus   interest
ACREEDOR PRENDARIO un credito hasta thereon (hereinafter referred to as por la cantidad de US$1,080,000.00 (UN the "LOAN AGREEMENT"). A copy of the MILLON OCHENTA MIL DOLARES 00/100), Loan Agreement is attached hereto as
moneda del curso  legal de los Estados    EXHIBIT "C".
Unidos de America,  mas los  intereses
correspondientes   (en   lo   sucesivo    d)  Pursuant  to the terms of the Loan
referido    como   el   "CONTRATO   DE    Agreement,    PLEDGOR   executed   one
CREDITO"). Una copia del Contrato de promissory note in favor of PLEDGEE Credito se adjunta al presente como for the entire amount of
ANEXO "C".                                US$1,080,000.00  (ONE  MILLION  EIGHTY
                                          THOUSAND DOLLARS 00/100), (hereinafter
d) De conformidad a los terminos del referred to as the "NOTE") evidencing Contrato de Credito, el DEUDOR the disbursement in such amount under PRENDARIO firmo un pagare en favor del the Loan Agreement. A form of the Note
ACREEDOR  PRENDARIO  por  la  cantidad    is attached hereto as EXHIBIT "D".
total de  US$1,080,000.00  (UN  MILLON
OCHENTA MIL DOLARES 00/100), (en lo e) In order to secure all obligations sucesivo denominado el "PAGARE") assumed by itself and Sociedad Piedra documentando la disposicion de dicha Sierra, S.A. de C.V. under the Loan cantidad de conformidad al Contrato de Agreement, PLEDGOR wishes to pledge
Credito.  Un  formato  del  Pagare  se    the  Pledged  Goods  in  favor  of the
adjunta al presente como ANEXO "D".       PLEDGEE.

e)  A  fin  de  garantizar  todas  las    f)  The   Pledged   Goods   have  been
obligaciones a su cargo y de Sociedad acquired outside of Mexico, and are Piedra Sierra, S.A. de C.V. en los currently in the process of being terminos del Contrato de Credito, el legally imported into Mexico, and in
DEUDOR  PRENDARIO  desea dar en prenda    all  cases  are free  from any  liens,
los  Bienes  Pignorados  a  favor  del    encumbrances or domain limitations.
ACREEDOR PRENDARIO.
                                          II.  PLEDGEE  represents  and warrants
f)  Los  Bienes  Pignorados  han  sido    that:
importados   fuera  de  Mexico,  y  se
encuentran  actualmente  en proceso de    a)   It   is   a   corporation    duly
ser legalmente importados a Mexico, y incorporated and existing under the en todo caso se encuentran libres de laws of the State of New Mexico,
cualquier  gravamen,  o limitacion  de    United States of America.
dominio en su totalidad.
                                          b) That  induced  and  subject  to the
II. El  ACREEDOR  PRENDARIO  declara y    execution  hereof, it has entered into
garantiza que:                            the Loan Agreement with PLEDGOR.

a)   Es   una   sociedad   debidamente
constituida  en  los  terminos  de las
leyes  del  Estado  de  Nuevo  Mexico,
Estados Unidos de America.

b) Como  consecuencia  y  sujeto  a la
celebracion
del presente, ha celebrado el Contrato    III. The  DEPOSITARIES  represent  and
de Credito con el DEUDOR PRENDARIO.       warrant that:

III.  Los   DEPOSITARIOS   declaran  y    a) They wish to act as depositaries of
garantizan que:                           the Pledged Goods pledged through this
                                          Agreement in favor of PLEDGEE.
a) Desean actuar como  depositarios de
los  Bienes  Pignorados   otorgados  a    IV. All parties  represent and warrant
traves de este  Contrato  en favor del    that:
ACREEDOR PRENDARIO.
                                          a) They  wish to  perfect  a  security
IV.   Todas  las  partes   declaran  y    interest in the Pledged Goods in favor
garantizan que:                           of PLEDGEE, under Mexican Law.

a) Desean perfeccionar el derecho de b) Their respective representatives garantia del ACREEDOR PRENDARIO sobre have sufficient authority to execute
los Bienes  Pignorados en los terminos    this  Agreement,  which  authority has
de la legislacion mexicana.               not been revoked,  modified or limited
                                          in any way.
b)  Sus  representantes   cuentan  con
facultades suficientes para celebrar c) In the execution of this Agreement el presente Contrato, facultades que there has been no error, bad faith nor
de   ninguna   manera   les  han  sido    duress among them.
revocadas, modificadas o limitadas.
                                          d) All terms not defined  herein shall
c) En la  celebracion de este Contrato    have the  meaning  ascribed to them in
no ha  obrado  error,  dolo,  mala fe,    the Loan Agreement.
violencia  o lesion  alguna  entre las
partes.                                   NOW,  THEREFORE,  the parties agree as
                                          follows:
d)  Todos  los   terminos  que  no  se
encuentren  definidos  en el  presente                    CLAUSES
Contrato tendran el significado dado a
ellos en el Contrato de Credito.          FIRST.- PLEDGE

EN CONSIDERACION  DE LO ANTERIOR,  las    In order to  secure  and/or  guarantee
partes   convienen   en  otorgar   las    the entirety of the obligations of the
siguientes:                               PLEDGOR and  Sociedad  Piedra  Sierra,
                                          S.A. de C.V. under the Loan Agreement,
               CLAUSULAS                  the  Note  and  any  other   ancillary
                                          document   covenant   or   undertaking
PRIMERA.- PRENDA                          thereon in a maximum  principal amount
                                          of US$1,080,000.00 (ONE MILLION EIGHTY
A fin de garantizar y/o asegurar la THOUSAND DOLLARS/100) lawful currency totalidad de las obligaciones del of the United States of America, plus DEUDOR PRENDARIO y Sociedad Piedra interest thereon, as set forth in the
Sierra, S.A. de C.V. en los terminos Loan Agreement and the amounts del Contrato de Credito, el Pagare y resulting from any ancillary
cualquier  otro  documento  accesorio,    obligations derived from such Loan
compromisos y obligaciones  accesorias
al  mismo  hasta  por la  cantidad  de
capital de US$1,080,000.00  (UN MILLON
OCHENTA MIL DOLARES  00/100) moneda de
curso legal en los  Estados  Unidos de
America, mas los intereses sobre
dicha cantidad en los terminos del Agreement, PLEDGOR hereby pledges the Contrato de Credito y importe de las Pledged Goods in favor of PLEDGEE prestaciones accesorias que se deriven under the terms of Article 334 of the de dicho Contrato de Credito, el Mexican General Law of Negotiable DEUDOR PRENDARIO en este acto da en Instruments and Credit Transactions.
prenda los Bienes  Pignorados en favor    PLEDGEE  hereby  accepts  such  pledge
del ACREEDOR PRENDARIO en los terminos (hereinafter referred to as the del Articulo 334 de la Ley General de "PLEDGE") on all the Pledged Goods,
Titulos y Operaciones de Credito. El including without limitation, the ACREEDOR PRENDARIO en este acto acepta machinery and equipment described in dicha prenda (en lo sucesivo referida EXHIBIT "A". The Pledge shall include como la "PRENDA") sobre la totalidad all the machinery and equipment de los Bienes Pignorados, incluyendo (hereinafter referred to as the sin limitacion, los bienes descritos "EQUIPMENT") acquired by PLEDGOR and en el ANEXO "A". La Prenda debera installed at the Premises during the incluir toda la maquinaria y equipo term of this Agreement. To the extent (en adelante el "EQUIPO") utilizado en the goods that are a part of such
las   Instalaciones   y   adquirido  e    Equipment   may   be   considered   as
instalado  por  el  DEUDOR   PRENDARIO    fungible  goods,   the  provisions  of
durante la vigencia de este Contrato. Article 335 of the Mexican General Law En la medida que bienes que formen of Negotiable Instruments and Credit
parte  del  Equipo  o  de  los  BIENES    Transactions shall apply.
PIGNORADOS   puedan   llegar   a   ser
considerados como bienes fungibles, In connection with the Equipment, seran aplicables las disposiciones del every time that any new goods are made Articulo 335 de la Ley General de a part of the Equipment, or in case an
Titulos y Operaciones de Credito.         item is changed  from such  Equipment,
                                          PLEDGOR  or  the   DEPOSITARIES   must
En  relacion  con el  Equipo,  en cada    provide   PLEDGEE   with  an   updated
ocasion que bienes adicionales sean version of EXHIBIT "A", in order for incorporados al Equipo, o en caso de such Equipment to become a part of the que algun bien de dicho Equipo sea Pledged Goods. In such event, PLEDGOR cambiado, el DEUDOR PRENDARIO o los and the DEPOSITARIES, must appear DEPOSITARIOS deberan de entregar al before a public attestor to ratify the ACREEDOR PRENDARIO una version new list of Pledged Goods, and in actualizada del ANEXO "A", a fin de general, at PLEDGOR=S expense, to que dicho Equipo pase a conformar execute all the documents that may be parte de los Bienes Pignorado. En tal required by the Public Registry of caso, el ACREEDOR PRENDARIO y los Property for the City of Durango, DEPOSITARIOS deberan comparecer ante State of Durango, Mexico (the "PUBLIC un Fedatario Publico para ratificar la REGISTRY"), to record the updated nueva lista de Bienes Pignorados y en versions of EXHIBIT "A" and to ensure general, y a costo del DEUDOR that all current or future Equipment PRENDARIO, para firmar todos los secure the Obligations of PLEDGOR documentos que puedan ser requeridos under the Loan Agreement, the Note and por el Registro Publico de la any other of document related to the
Propiedad para la Ciudad de Durango, Loan Agreement for as long as the Loan en el Estado de Durango, Mexico (el is in effect. It is expressly
"REGISTRO PUBLICO") a fin de registrar understood that the prior written las versiones actualizadas del ANEXO approval by PLEDGEE shall be a "A" para asegurar que todos los bienes condition precedent to the validity of de Equipo actuales o futuros any replacement of Equipment made by garanticen las obligaciones del DEUDOR PLEDGOR or the DEPOSITARIES.
PRENDARIO en los terminos del Contrato    Consequently,    PLEDGOR    and    the
de Credito, el Pagare y cualesquier DEPOSITARIES shall under no otro documentos relacionado con el circumstance dispose of the Pledged
Contrato de Credito  por tanto  tiempo    Goods   unless   such  prior   written
como el Credito se  mantenga  vigente.    authorization  to so  dispose  of such
Queda perfectamente establecido que el    goods is obtained from PLEDGEE.
consentimiento  previo  y por  escrito
del   ACREEDOR   PRENDARIO   sera  una
condicion
suspensiva  respecto  de la validez de    SECOND.- APPOINTMENT OF DEPOSITARIES
cualquier    reemplazo    de    Equipo
realizado por el DEUDOR PRENDARIO o PLEDGOR and PLEDGEE hereby appoint the los DEPOSITARIOS. Consecuentemente, ni DEPOSITARIES as the depositaries of el DEUDOR PRENDARIO ni los the Pledged Goods pursuant to the DEPOSITARIOS podran disponer de los provisions of Article 334, paragraph Bienes Pignorados a menos que hayan IV, of the General Law of Negotiable obtenido dicha autorizacion previa y Instruments and Credit Transactions of
por escrito del ACREEDOR PRENDARIO.       Mexico.  The DEPOSITARIES  hereby take
                                          legal  possession of the Pledged Goods
SEGUNDA.-NOMBRAMIENTO DE DEPOSITARIOS     and  accept  such   appointment.   The
                                          DEPOSITARIES    agree    to   act   as
El DEUDOR PRENDARIO y el ACREEDOR depositaries of the Pledged Goods for PRENDARIO en este acto nombran a los purposes of the Pledge and to keep the DEPOSITARIOS como los depositarios de Pledged Goods in the Premises at the la Prenda de los Bienes Pignorados en full and exclusive disposal of PLEDGEE los terminos de lo dispuesto por el notwithstanding the provisions of
Articulo  334,  IV  parrafo  de la Ley    Clause Fourth hereunder.
General  de Titulos y  Operaciones  de
Credito de Mexico. Los DEPOSITARIOS en The DEPOSITARIES covenant and agree to este acto toman posesion legal de los perform all the actions required by Bienes Pignorados y aceptan dicho law as depositaries of the Pledged nombramiento. Los DEPOSITARIOS esta de Goods and to undertake all actions acuerdo en actuar como depositarios de necessary, required or advisable for los Bienes Pignorados para los efectos the preservation and maintenance of de la Prenda y en mantener los Bienes the Pledged Goods, and shall perform Pignorados en las Instalaciones a la all those actions necessary or completa y exclusiva disposicion del required to maintain the highest ACREEDOR PRENDARIO sin perjuicio de lo market or replacement value of the dispuesto por la Clausula Cuarta del Pledged Goods. PLEDGOR agrees to cause
presente.                                 the  Pledged   Goods  to  be  kept  in
                                          compliance  with  any  and  all  laws,
Los DEPOSITARIOS esta de acuerdo y decrees, regulations or other legal conviene en que debera realizar todos provisions applicable to the use and
los   actos  y   gestiones   que  sean    possession  of the Pledged Goods as if
necesarios para la conservacion y it had the capacity of depositaries, mantenimiento de los Bienes Pignorados and to inform PLEDGEE and/or the en buenas condiciones y debera DEPOSITARIES of any claim, lawsuit, realizar aquellas acciones que action, tax or duty assessment, or any resulten necesarias o requeridas para lien or encumbrance imposed or mantener el mas alto valor de intended to be imposed on the Pledged reemplazo o mercado de los Bienes Goods, that could affect or impair the Pignorados. El DEUDOR PRENDARIO esta rights of PLEDGEE over the Pledged de acuerdo en que hara que\ los Bienes Goods under this Agreement. PLEDGOR Pignorados se mantengan en shall comply with all the obligations cumplimiento con todas y cada una de which may be related to the Pledged las leyes, decretos, reglamentos y Goods, including, without limitation, otras disposiciones legales aplicables payment of all taxes, surcharges,
al  uso  y  posesion   de  los  Bienes    fees, penalties,  assessments, customs
Pignorados  tal y como si  tuviese  el    fees, import or export duties, and
caracter   de   depositarios,   y   en
informar al ACREEDOR  PRENDARIO  y/o a
los DEPOSITARIOS respecto de cualquier
reclamacion, demanda, accion, impuesto
o  derecho,  o  cualquier  gravamen  o
limitacion de dominio impuestos sobre,
o que pretendan  ser  impuestos  sobre
los Bienes
Pignorados,  y que  podria  afectar  o    any other  obligation  related  to the
impedir el ejercicio de los derechos Pledged Goods. For such purposes, del ACREEDOR PRENDARIO sobre los PLEDGOR will be allowed full access to Bienes Pignorados en los terminos de the Premises by the DEPOSITARIES at este Contrato. El DEUDOR PRENDARIO all reasonable times to inspect,
debera    cumplir    con   todas   las    maintain and repair the Pledged Goods.
obligaciones   que   pueda   tener  en
relacion con los Bienes Pignorados, The DEPOSITARIES, may not change the incluyendo, sin limitarse a, el pago location of the Pledged Goods without de todos los impuestos, derechos, the prior written consent of PLEDGEE, tributos, cargos, multas, aranceles, except in case of goods removed from derechos de importacion o exportacion the Premises for its repair, in which y cualquier otra obligacion case a written notice delivered to relacionada con los Bienes Pignorados. PLEDGEE by the DEPOSITARIES Para dichos efectos, el DEUDOR indicating: (i) the goods so removed; PRENDARIO tendra completo acceso a las (ii) the nature and approximate cost Instalaciones otorgado por los of the repair; (iii) the place where DEPOSITARIOS en cualquier momento such repair is to be conducted; (iv)
razonable para inspeccionar, dar the name of the person so conducting mantenimiento y reparar los Bienes it; and (v) the approximate time of
Pignorados.                               return  of the  repaired  goods to its
                                          current location, will suffice.
Los  DEPOSITARIOS  no podra cambiar la
ubicacion de los Bienes Pignorados sin    The  DEPOSITARIES   will  be  directly
el consentimiento previo y por escrito responsible to PLEDGEE for the due, del ACREEDOR PRENDARIO, excepto en timely and complete compliance of the caso de bienes trasladados fuera de obligations of the DEPOSITARIES las Instalaciones para su reparacion, arising from this agreement, including en cuyo caso una notificacion por the compliance by the DEPOSITARIES of
escrito    entregada    al    ACREEDOR    its obligations towards PLEDGOR.
PRENDARIO por los  DEPOSITARIOS  en la
que se  indique  (i) los bienes que se    THIRD.-   RECORDING   OBLIGATIONS   OF
trasladaran;   (ii)  la  naturaleza  y    PLEDGOR
costo  aproximado  de  la  reparacion;
(iii)  el   lugar   en   donde   dicha    PLEDGOR  agrees to perform any and all
reparacion  sera  realizada;  (iv)  el    necessary  acts  or  actions,  and  to
nombre de la persona que la realizara; execute or cause to be executed y (v) el tiempo aproximada para el whether in Mexico or abroad, as it may regreso de los bienes reparados a su be required, any and all documents
ubicacion actual, sera suficiente.        necessary  or required  for  obtaining
                                          and     maintaining     the     proper
Los DEPOSITARIOS seran directamente registration of this Agreement before responsables frente al ACREEDOR the Public Registry, as well as any PRENDARIO por el debido, completo y other registration or authorization oportuno cumplimiento de las that may be required under Mexican Law obligaciones que deriven de este for the validity and enforceability of contrato, incluyendo las obligaciones the Pledge. PLEDGOR further agrees to de los DEPOSITARIOS frente al DEUDOR cause this Agreement to be ratified
PRENDARIO.                                before  a  Mexican  Notary  Public  or
                                          Public Broker. PLEDGOR
TERCERA.-OBLIGACIONES DE
REGISTRO DEL DEUDOR PRENDARIO

El DEUDOR PRENDARIO esta de acuerdo en
realizar  todos los  actos o  acciones
necesarias  y en  celebrar o hacer que
sean celebrados, ya sea en Mexico o en
el extranjero, segun sea requerido, la
totalidad de los documentos necesarios
o  requeridos  para obtener y mantener
el debido  registro  de este  Contrato
ante el  Registro  Publico,  asi  como
cualquier otro registro u
autorizacion  que pueda ser  requerido    shall  pay  any  and  all   applicable
en  los  terminos  de  la  legislacion    notarial  costs  and  fees and any and
mexicana para la validez y el all registration fees, charges, taxes ejercicio de los derechos derivados de or any other amounts payable in order la Prenda. El ACREEDOR PRENDARIO to obtain the proper registration of ademas esta de acuerdo en hacer que this Agreement and any amendments este Contrato sea ratificado ante un thereto, including but not limited to, notario o corredor publico mexicano. the updates of the Pledged Goods list
El   DEUDOR    PRENDARIO   pagara   la    before the Public Registry.
totalidad  de los costos y  honorarios
notariales   y  la  totalidad  de  los    FOURTH.-  MAINTENANCE  OBLIGATIONS  OF
gastos,  costos,  impuestos y derechos    PLEDGOR.
de registro o cualquier  otra cantidad
pagadera a fin de obtener el debido PLEDGOR hereby agrees to guarantee the registro de este Contrato y cualquier obligations assumed by the modificacion al mismo, incluyendo pero DEPOSITARIES under the Loan Agreement, sin limitarse a las actualizaciones de the Note and any other document la lista de los Bienes Pignorados ante related to the Loan Agreement, and to
el Registro Publico.                      comply  with all its duties  regarding
                                          the Pledged Goods which may arise from
CUARTA.-    MANTENIMIENTO    DE    LAS    this  Agreement,   and  that  it  will
OBLIGACIONES DEL DEUDOR PRENDARIO         perform  all  actions  or   procedures
                                          required for the correct  preservation
El DEUDOR PRENDARIO en este acto esta and maintenance of the Pledged Goods de acuerdo en garantizar las and for the preservation and
obligaciones    asumidas    por    los    enforceability   of  the   rights   of
DEPOSITARIOS   en  los   terminos  del    PLEDGEE related with the Pledged Goods
Contrato de Credito, el Pagare y under the Loan Agreement, the Note, cualquier otro documento relacionado any other document related to the Loan con el Contrato de Credito, y en Agreement and this Agreement, cumplir con todas sus obligaciones en including without limitation, relacion con los Bienes Pignorados que obtaining and maintaining in effect surjan de este Contrato, y en que all risk insurance equal to the realizara todas las acciones o replacement value of the Equipment and procedimientos necesarios para la the payment of any and all taxes, debida preservacion y mantenimiento de surcharges, fees, penalties, los Bienes Pignorados y para la registration fees and import or export
preservacion   y   ejercicio   de  los    duties imposed thereon.
derechos  del  ACREEDOR  PRENDARIO  en
relacion con los Bienes  Pignorados en    FIFTH.- EVENTS OF DEFAULT
los  terminos del Contrato de Credito,
el Pagare y cualquier otro documento The following events shall be relacionado con el contrato de Credito considered events of default of the y este Contrato, incluyendo, pero sin obligations of PLEDGOR (the "EVENTS OF
limitarse    a,   la    obtencion    y    Default"):
mantenimiento  en vigor de seguros por
un monto  igual al valor de  reemplazo    a)  The  default  by  PLEDGOR  or  the
del Equipo y el pago de la totalidad DEPOSITARIES in the performance of any de los impuestos, derechos, cargos, of the obligations assumed herein or
multas, derechos de registro, derechos    under the Loan
de importacion y exportacion causados,
por los mismos.

QUINTA.- CASOS DE INCUMPLIMIENTO

Las     siguientes     deberan     ser
consideradas     como     casos     de
incumplimiento de las Obligaciones del
DEUDOR     PRENDARIO     ("CASOS    DE
INCUMPLIMIENTO"):

a). El incumplimiento por parte del Agreement, the Note or any other DEUDOR PRENDARIO o DEPOSITARIOS con document related to the Loan Agreement cualquiera de las obligaciones (including but not limited to Events
contraidas  en el  presente  o en  los    of Default as defined therein);
terminos del  Contrato de Credito,  el
Pagare y cualquier otro documento b) If PLEDGOR or the DEPOSITARIES fail relacionado con el Contrato de Credito to deliver to PLEDGEE the updated (incluyendo pero sin limitarse a Casos versions of EXHIBIT "A", or if PLEDGOR de Incumplimiento, tal y como ahi se or the DEPOSITARIES fails to deliver
definen);                                 possession  of the  Pledged  Goods  to
                                          PLEDGEE under the terms hereof;
b).  Si  el  DEUDOR  PRENDARIO  o  los
DEPOSITARIOS no entregan al ACREEDOR c) If PLEDGOR fails to cause the PRENDARIO las versiones actualizadas registration of updated versions of
del   ANEXO   "A",   o  si  el  DEUDOR    EXHIBIT  "A"  to  be  entered  in  the
PRENDARIO   o  los   DEPOSITARIOS   no    Public Registry to the satisfaction of
entregan la posesion de dichos  Bienes    PLEDGEE; or
Pignorados  al ACREEDOR  PRENDARIO  en
los terminos del presente;                d) If PLEDGOR causes the  DEPOSITARIES
                                          voluntarily or  involuntarily  to lose
c). Si el DEUDOR PRENDARIO omite hacer possession of the Pledged Goods or if que se registren las versiones the DEPOSITARIES otherwise lose actualizadas del ANEXO "A" ante el possession, whether voluntarily or
Registro  Publico,  a satisfaccion del    involuntarily, of the Pledged Goods.
ACREEDOR PRENDARIO; o
                                          SIXTH.- ENFORCEMENT AND FORECLOSURE.
d). Si el DEUDOR  PRENDARIO  causa que
los DEPOSITARIOS voluntaria o In case of the occurrence of any Event involuntariamente pierda la posesion of Default, PLEDGEE, or any assignee de los Bienes Pignorados, o si los of the Loan, shall have the right, at DEPOSITARIOS de cualquier otra manera, its sole discretion, to enforce its voluntaria o involuntariamente pierden rights under this Agreement or under la posesion de los Bienes Pignorados. any other Loan Agreement, the Note and any other document related to the Loan
SEXTA.-EJECUCION Y VENTA                  Agreement,      including      without
                                          limitation, the right to foreclose the
En caso de presentarse cualquier Caso Pledge granted over the Pledged Goods. de Incumplimiento, el ACREEDOR In such event, PLEDGEE shall have the
PRENDARIO,   O   cualquiera   de   sus    right to request the judicial  sale of
cesionarios,  tendran el derecho, a su    the  Pledged  Goods  pursuant  to  the
absoluta discrecion,  de ejercitar los    provisions  of Articles  341,  342 and
derechos  en  los   terminos  de  este    other  applicable  provisions  of  the
Contrato, el Pagare o cualquier otro General Law of Negotiable Instruments documentos relacionado con el Credito, and Credit Transactions or pursuant to incluyendo, pero sin limitarse a, el the procedure it may deem convenient
derecho de rematar la prenda  otorgada    in accordance with applicable law.
sobre los Bienes Pignorados.  En dicho
evento,  el ACREEDOR  PRENDARIO tendra
el  derecho  de   solicitar  la  venta
judicial de los BIENES  PIGNORADOS  en
los terminos de los Articulos 341, 342
y otras disposiciones aplicables de la
Ley  General de Titulos y  Operaciones
de Credito o conforme al procedimiento
que estime conveniente conforme a la
legislacion aplicable.                    SEVENTH.- TERM

SPTIMA.-VIGENCIA                          This  Agreement  and the Pledge of the
                                          Pledged Goods to PLEDGEE,  pursuant to
Este Contrato y la Prenda de los this Agreement shall be effective as Bienes Pignorados al ACREEDOR of the date of execution hereof, and
PRENDARIO,  en los  terminos  de  este    shall   continue  in  full  force  and
Contrato deberan entrar en vigor a la effect until the PLEDGOR has fully fecha de celebracion del presente, y paid and complied with all of its se mantendran vigentes y en efecto obligations under the Loan Agreement, hasta en tanto el DEUDOR PRENDARIO the Note and any other document
haya  pagado y cumplido  por  completo    related to the Loan Agreement.
con la totalidad  de sus  Obligaciones
en  los   terminos   del  Contrato  de    EIGHTH.- NOTICES
Credito,  el Pagare o  cualquier  otro
documento  relacionado con el Contrato    All notices or communications required
de Credito.                               to be given or sent in connection with
                                          this  Agreement,  shall be in writing,
OCTAVA.-NOTIFICACIONES                    and shall be  personally  delivered in
                                          case of notices or  communications  in
Todas las notificaciones o Mexico, or sent by certified or comunicaciones que requieran ser registered mail or by courier service enviadas o dadas en relacion con este if outside of Mexico, to the domiciles
Contrato,  deberan ser por escrito,  y    of the parties as follows:
deberan ser  entregadas  personalmente
en    caso   de    notificaciones    y    Pledgee:
comunicaciones  en Mexico,  o enviadas
por correo  certificado  registrado  o      FIRST CAPITAL GROUP, INC.
por servicio de  paqueteria  si han de      5601 Office Boulevard NE, Suite 200
realizarse  fuera  de  Mexico,  a  los      Albuquerque, New Mexico, 87109
domicilios de las partes tal y como se      United States of America
establece enseguida:                        Attn: Mr. Gary Milhollon

Acreedor Prendario:                       With a copy to:

 FIRST CAPITAL GROUP                        BAKER & MCKENZIE
 5601 Office Boulevard NE, Suite 200        ABOGADOS, S.C.
 Albuquerque, New Mexico, 87109             Paseo Triunfo de la Republica 3304-2
 United States of America                   Ciudad Juarez, Chihuahua, 32330
 Atn: Sr. Gary Milhollon                    Mexico
                                            Attn: Jorge Luis Ruiz, Esq.
Con copia para:
                                          Pledgor:
 BAKER & MCKENZIE
 ABOGADOS, S.C.
 Paseo Triunfo de la Republica 3304-2
 Ciudad Juarez, Chihuahua,  32330
 Mexico
 Atn: Lic. Jorge Luis Ruiz

Deudor Prendario:                          WORLD WIDE STONE
                                           CORPORATION
 WORLD WIDE STONE                          5236 South 40th Street
 CORPORATION                               Phoenix, Arizona, 85040-9009
 5236 South 40th Street                    United States of America
 Phoenix, Arizona, 85040                   Attn: Mr. Frank Cunningham
 United States of America
 Atn: Sr. Frank Cunningham                Depositaries:
                                           SOCIEDAD PIEDRA SIERRA,
Depositarios:                              S.A. DE C.V.
                                           Calle Anex #2,  Cdd. Industrial
 SOCIEDAD PIEDRA SIERRA,                   Durango, Durango, 34220
 S.A. DE C.V.                              Mexico
 Calle Anex #2,  Cdd. Industrial           Attn: Mr. Jaime Muguiro Munoz
 Durango, Durango, 34220
 Mexico                                   NINTH.- LANGUAGE
 Attn: Sr. Jaime Muguiro Munoz
                                          This  Agreement is executed in English
NOVENA.- IDIOMA                           and  Spanish  versions,  both of which
                                          shall   be   enforceable    and   will
Este  contrato se celebra en versiones    constitute    one   and    the    same
en Ingles y en  Espanol,  ambas de las    instrument, provided, however, that in
cuales   habran   de  ser   validas  y    case of any  discrepancy  between such
constituyen un solo  documento,  en el    versions,  the Spanish  version  shall
entendido, sin embargo, de que en caso    prevail.
de  controversia  respecto a la debida
interpretacion   del   contrato,    la    TENTH.-  GOVERNING  LAW AND  COMPETENT
version en espanol prevalecera.           COURTS

DECIMA.-    DERECHO     APLICABLE    Y    This Agreement shall, in all respects,
TRIBUNALES COMPETENTES.                   be  governed  by  and   construed   in
                                          accordance  with the laws of the State
Este   Contrato   estara,    en   todo    of  New   Mexico,   U.S.A.,   provided
respecto, sujeto e interpretado de however, that in the case of any acuerdo con las leyes del Estado de action or proceeding in the United Nuevo Mexico, E.U.A., estableciendose Mexican States, this Agreement will be sin embargo, que en caso de cualquier governed, construed and enforced in accion o procedimiento en los Estados accordance with the laws of the United
Unidos Mexicanos, este Contrato estara    Mexican States.
sujeto y sera  interpretado de acuerdo
con las  leyes de los  Estados  Unidos    For  the  interpretation,   execution,
Mexicanos.                                compliance  with  and  performance  of
                                          this  Agreement  and for the  judicial
Para la interpretacion, ejecucion y requirement of its payment, the cumplimiento de este Contrato y para parties hereto expressly submit el requerimiento judicial del pago de themselves to the jurisdiction of (i) su importe, las partes se someten a la any state or federal court located in jurisdiccion de: (i) cualquier New Mexico, U.S.A., and (ii) any court tribunal estatal o federal en Nuevo or courts in the City of Durango,
Mexico,   E.U.A.,   y  (ii)  cualquier    Durango, United Mexican States, as the
tribunal o tribunales  competentes  en    party  first  bringing  the  claim may
la Ciudad de Durango, Durango, Estados    choose,   and  by  the  execution  and
Unidos  Mexicanos,  a la  eleccion  la    delivery   of  this   Agreement,   the
parte  que  inicie  el  procedimiento.    parties   hereto  hereby   irrevocably
Mediante la firma de este                 submit  themselves to the jurisdiction
                                          of any and all such courts expressly

Contrato las partes se someten waiving any other jurisdiction to irrevocablemente a la jurisdiccion de which they may now or in the future be
cualquiera   de   dichos   tribunales,    entitled by reason of their present or
renunciando  expresamente  a cualquier    future  domiciles  or  for  any  other
otro  fuero al que  tengan  derecho  o    reason whatsoever.
lleguen a  tenerlo  en el  futuro,  en
virtud de su domicilio o de cualquiera ELEVENTH.- HARMONIZATION OF PROVISIONS otra razon.
                                          The parties intend that this Agreement
DECIMA   PRIMERA.-    ARMONIZACIN   DE    shall perfect the security interest in
DISPOSICIONES                             the Pledged  Goods  granted by PLEDGOR
                                          to PLEDGEE  to secure the  obligations
Es la intencion de las partes de este of PLEDGOR under the Loan Agreement, Contrato que este Contrato perfeccione the Note and any other documents los derechos de garantia sobre los related to the Loan Agreement. PLEDGOR Bienes Pignorados otorgados por el and PLEDGEE intend that the rights of DEUDOR PRENDARIO al ACREEDOR PRENDARIO PLEDGEE and the obligations of PLEDGOR a fin de garantizar las obligaciones under this Agreement and those del DEUDOR PRENDARIO en los terminos obligations derived from the Loan del Contrato de Credito y cualquier Agreement and its related documents otro documento relacionado con el shall be cumulative and work together
Contrato de Credito. Es la intencion with each other. However, to the tanto del DEUDOR PRENDARIO como del extent that any of the provisions of
ACREEDOR  PRENDARIO  que los  derechos    this  Agreement  cannot be  harmonized
del ACREEDOR PRENDARIO y las with any of those contained in the obligaciones del DEUDOR PRENDARIO en Loan Agreement, the Note or any other los terminos de este Contrato y documents related to the Loan aquellas obligaciones derivadas del Agreement, the provisions of the Loan
Contrato  de Credito y los  documentos    Agreement,  the  Note  and  any  other
que  se   relaciona   con  este   sean    documents    related   to   the   Loan
acumulativas      e      interpretadas    Agreement shall control.
armonicamente.   Sin  embargo,  en  la
medida  de  que   cualquiera   de  las    TWELFTH.- ASSIGNMENT BY PLEDGEE
disposiciones   de  este  Contrato  no
pueda ser armonizada con alguna de las PLEDGOR and the DEPOSITARIES agree and Obligaciones contenidas en el Contrato hereby authorize PLEDGEE to assign any de Credito, el Pagare o cualquiera and/or all rights which may arise otro documento que se relacione con el herefrom in its benefit, provided that contrato de Credito, las disposiciones PLEDGEE notifies PLEDGOR and the
del  Contrato de Credito,  el Pagare o    DEPOSITARIES of such assignment.
cualquier otro  documento  relacionado
con el Contrato de Credito  deberan de
prevalecer.

DECIMA  SEGUNDA.-  CESIN POR PARTE DEL
ACREEDOR PRENDARIO

El DEUDOR PRENDARIO y los DEPOSITARIOS
estan  de   acuerdo  y  en  este  acto
autorizan al ACREEDOR PRENDARIO,  para
ceder   cualquiera   y/o   todos   los
derechos  que en su favor  se  derivan
del  presente,  siempre  y  cuando  el
ACREEDOR   PRENDARIO,   notifique   al
DEUDOR  PRENDARIO y a los DEPOSITARIOS
respecto de dicha cesion.

Habiendose   leido   y   acordado   lo
anterior por las partes,
estas   ratifican  y  suscriben   este    The   foregoing   having   been  read,
contrato,    en   la    fecha    antes    understood   and   agreed  to  by  the
establecida.                              parties, the parties hereby ratify and
                                          execute  this  Agreement  on the  date
                                          above set forth.


                            DEUDOR PRENDARIO/PLEDGOR

                          WORLD WIDE STONE CORPORATION


                           /s/ Spencer W. Cunningham
               -------------------------------------------------
                          Por/By: Spencer W. Cunningham
               Vicepresidente Ejecutivo/Executive Vice-president







                           ACREEDOR PRENDARIO/PLEDGEE

                            FIRST CAPITAL GROUP, INC.


                               /s/ Gary Milhollon
                         -------------------------------
                             Por/By: Gary Milhollon
                              Presidente/President




                                  DEPOSITARIES

                      SOCIEDAD PIEDRA SIERRA, S.A. DE C.V.


                             /s/ Jaime Muguiro Munoz
                    -----------------------------------------
                           Por/By: Jaime Muguiro Munoz
                    Presidente del Consejo de Administracion/
                       Chairman of the Board of Directors

                             MR. JAIME MUGUIRO MUNOZ


                            /s/ Jaime Muguiro Munoz
                         -------------------------------
                            Actuando en lo personal/
                         Acting in his personal capacity